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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


          WHEREAS, the undersigned officers and directors of ITXC Corp. ("ITXC") desire to authorize Tom Evslin, John G. Musci and Edward B. Jordan to act as their attorneys-in-fact and agents, for the purpose of executing and filing the annual report described below, including all amendments and supplements thereto,

          NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Tom Evslin, John G. Musci and Edward B. Jordan , and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign the registrant's Annual Report on Form 10-K for the year ended December 31, 1999, including any and all amendments and supplements to such Annual report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
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          IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 28th day of March, 2000.


Signature                                     Title
---------                                     -----

/s/ Tom Evslin
                                              Chairman, President and
-------------------------------------         Chief Executive Officer
Tom Evslin

/s/ John G. Musci
                                              Director
-------------------------------------
John G. Musci

/s/ Edward B. Jordan
                                              Chief Financial and Accounting
-------------------------------------         Officer and Director
Edward B. Jordan

/s/ William P. Collatos
                                              Director
-------------------------------------
William P. Collatos

                                              Director
-------------------------------------
Elon A. Ganor

/s/ Frederick R. Wilson
                                              Director
-------------------------------------
Frederick R. Wilson

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